UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 17, 2011

OPHTHALMIC IMAGING SYSTEMS
(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	1-11140	94-3035367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Lathrop Way, Suite I Sacramento, California	95815
(Address of Principal Executive)	(Zip Code)

(Registrant’s telephone number, including area code): (916) 646-2020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2011, the Board of Directors of Ophthalmic Imaging Systems (“Company”), adopted an amendment to Article IV, Section 6 of its Amended and Restated Bylaws.  The amendment became effective on June 17, 2011. The principal change effected by the amendment is to allow shareholder action by less than unanimous written consent if the matter is approved by shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits:

     3.1    Amended and Restated Bylaws of Ophthalmic Imaging Systems.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2011
OPHTHALMIC IMAGING SYSTEMS

By:	/s/ Gill Allon
Name:	Gil Allon
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

3.1	Amended and Restated Bylaws of Ophthalmic Imaging Systems.